2021 Annual Shareholder Meeting

2020: Record Results During an Unprecedented Year



CARES Act Economic Relief Plan

Paycheck Protection Program


SARS-CoV2
COVID-19
Vaccine

Conduct Meeting Business

Joel R. Zullinger

Chairman of the Board

Important Disclosures

Forward Looking Statements

Certain statements we may make today may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. The actual results of Orrstown Financial Services, Inc. (the "Company") may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which the Company conducts its operations, fluctuations in interest rates, credit quality, government regulation and other risks and uncertainties, including those described in the Company's filings with the Securities and Exchange Commission. The statements we make today are valid only as of today's date and we disclaim any obligation to update this information.

Non-GAAP Measures

Throughout this presentation, we refer to certain non-GAAP measures, including, without limitation, core revenue, core non-interest expense, core pre-tax pre-provision income, core diluted per share measures and tangible book value per share. For a reconciliation of non-GAAP measures to U.S. GAAP results and our rationale for usage of non-GAAP measures, see the Appendix in this presentation.

Rules of Conduct

- In the interest of an orderly Meeting of the Shareholders of Orrstown Financial Services, Inc., we ask you to honor the following rules of procedure:
  - Shareholders who are attending via webcast can submit questions during the meeting and those questions will be addressed prior to adjournment. Shareholders also had the opportunity to pose questions before the meeting via email.
  - Shareholders who are attending through an audio only (phone) line, do not have the ability to ask questions.
  - Questions or comments not related to an Agenda item will not be entertained at the Meeting. If there are any matters of individual concern to a shareholder, they should be raised after the Meeting with representatives of the Company. Additional questions can be submitted to ir@orrstown.com

Conduct Meeting Business

Joel R. Zullinger

Chairman of the Board

Board of Directors


Joel R. Zullinger


Thomas R. Quinn, Jr.


Cindy J. Joiner, CPA


Mark K. Keller


Thomas D. Longenecker


Andrea L. Pugh


Michael J. Rice


Eric A. Segal


Glenn W. Snoke


Floyd E. Stoner


Linford L. Weaver

Conduct Meeting Business

Joel R. Zullinger

Chairman of the Board

Management Report

Thomas R. Quinn, Jr.

President & CEO

2020 Year in Review

It is impossible to discuss 2020 without acknowledging the impact of COVID-19 on all of our lives for more than a year.

- All of our actions were informed by local, state, and federal guidance and the non-negotiable goal to keep our employees, clients, and communities safe. We:
  - Implemented work-from-home protocol for the majority of our associates
  - Geographically disbursed departments and individuals with similar roles to mitigate potential exposure impacts
  - Launched video-conferencing and other remote technology solutions to support work-from-home protocol
  - Transition plans are in place to return to a more normalized work environment this spring/summer (dependent on successful COVID-19 containment)

- Many companies in our region were impacted by the pandemic and the SBA's Payroll Protection Program ("PPP") was the needed assistance for our clients and communities and our financial results in 2020 demonstrate the magnitude of our efforts

2020 Year in Review

2020 PPP Results



1,088
2,112
new client
current client

- 3,200 PPP loans in 2020 totaling $467.7 million
  - 66% to new clients of the Company
  - Over 25,000 jobs saved
  - Generated $13.5 million of net processing fees[1]

2021 PPP Results



1,022
1,984

- 3,006 PPP loans in 2021 totaling $212.9 million[2]
  - 33% to new clients of the Company
  - Over 25,000 jobs saved
  - Generated $11.2 million in net processing fees

- We have helped save more than 50,000 jobs through our PPP efforts, approved more than 6,200 loans and added more than 3,000 new business clients
- All told, we have generated $24.7 million in net processing fees to date as a result of our PPP efforts

1. $7.7 million recognized in 2020, remainder still to be recognized by the earliest of forgiveness or loan maturity; 2. Loans booked into our core system as April 21, 2021; as of same date, had 3,143 loans approved by SBA in this round totaling $217.0 million

Experienced Leadership Team

Name/Title	Banking Experience	Joined ORRF	Experience / Disciplines	Prior Experience
Thomas R. Quinn, Jr. *President & CEO*	30 years	2009	CEO | Strategy | Sales | Executive	Citi, Fifth Third
Thomas R. Brugger *EVP/Chief Financial Officer*	29 years	2019	Finance | Treasury | Strategy | Executive	Sun National, Customers, Sovereign
Barbara E. Brobst *EVP/Chief Human Resources Officer*	38 years	1997	HR | Training | Trust | Executive	Financial Trust
Robert G. Coradi *EVP/Chief Risk Officer*	32 years	2012	Risk | Credit | Operations | Executive	Susquehanna
Philip E. Fague *EVP/Trust and Wealth Management*	32 years	1988	Mortgage | Trust | Lending | Executive	Orrstown Bank
Robert Fignar *EVP/Operations, Technology, Logistics*	34 years	2018	CEO | Strategy | Sales | Executive	FCBM
Jeffrey S. Gayman EVP/Market President	24 years	1996	Lending | Retail | Executive	Orrstown Bank
Christopher Holt EVP/Market President	31 Years	2019	Lending | Retail | Executive	BB&T, Susquehanna
David T. Hornberger EVP/Market President	34 years	2016	Lending |Retail | Executive	Susquehanna, Graystone/Tower
Zachary Khuri EVP/Market President	12 years	2019	Lending |Retail | Executive	FNB, Metro
Neelesh Kalani SVP/Chief Accounting Officer	16 years	2019	Finance | Treasury | Strategic | Executive	Sun National, Harleysville, Willow Financial
Adam L. Metz *EVP/Chief Lending Officer*	24 years	2016	Lending | Retail | Executive	Metro, M&T
Luke Bernstein *EVP/Chief Retail Officer*	6 years	2017	Communications | Executive | Retail	PBA, Office of Governor, Prudential Securities
Matthew C. Schultheis, CFA *SVP/IR and Strategic Planning*	26 years	2019	Investor Relations | Strategy | Research	Boenning & Scattergood, Ferris, Baker, Watts, Allfirst

In Addition to PPP and Financial Success

2020 Initiative	Details	Score
Continued focus on enterprise risk management	• Intense focus on high-risk industries as a result of COVID-19 • NPLs/Loans decreased from 0.65% in 2019 to 0.52% in 2020 • $0.2 million in net recoveries in 2020 • Asset quality metrics generally superior to highest performing peers	✓
Expand fee income sources	• Increased fee income[1] from $23.8 million in 2019 to $25.5 million in 2020 • Mortgage was primary driver in 2020	✓
Further automation of Ops. & Tech. to support work-from-home needs and provide additional efficiencies of scale	• Significant process automation and efficiency efforts executed in 2020; this will be continuous improvement model going forward • Supported more than 230 employees who worked from home throughout the pandemic	✓
Consistent and repeatable sales process across all business lines	• Sales process in place for all business units • Now measuring revenue as direct result of cross-sell/referral activity	✓
Continued expansion of Orrstown University	• Rapidly pivoted to training and supporting SBA's PPP • 10,898 BAI courses completed by employees in 2020 • Orrstown University course attendance of 1,763 for 2020	✓
Expand our IR activities and capabilities	• Improved non-binding say-on-pay from 59% in 2019 to 71% in 2020 • 43 institutional investor meetings in 2020 vs. 31 in 2019 • Continuous outreach to retail shareholders	✓
Diversity, Equity & Inclusion focus ("DEI")	• DEI Committee established in 2020 with top-down support from the board of directors and executive management • Will be continual focus going forward as we strive to improve our organization in this regard	✓

1 Does not include securities gains/losses and gains on sale of portfolio loans

Record Performance / Dividend Trend

- **The Company had its best year ever, earning $32.5 million (pre-tax), while rapidly deploying technology to meet the needs of our clients, the business community, and our employees**
- It remains our goal to reward shareholders through a combination of consistent dividends and shareholder value accretion as the organization continues to grow larger and more complex
  - 24 consecutive quarterly dividends since the dividend reinstated in May of 2015
  - The dividend has increased 8 times over the last 24 quarters
  - A 13% increase in dividends in 2020 vs. 2019; a 157% increase since reinstatement
- Now Neil Kalani will provide a more detailed analysis of our 2020 results



Dividend Trend
(2015-2021)
157% INCREASE
$0.21
$0.16
$0.11
$0.06
$0.07
$0.08
$0.09
$0.10
$0.12
$0.13
$0.15
$0.17
$0.18
MAY 2015
MAY 2016
MAY 2017
MAY 2018
MAY 2019
MAY 2020
MAY 2021

Financial Report

Neelesh ("Neil") Kalani

Chief Accounting Officer

Long-term phases of growth

COVID-19 IMPACTS MAY AFFECT STRATEGIC PLAN TIMING

Phase 1 (completed)	Phase 2 2021-2022	Phase 3 2022-2025	Phase 4 (ongoing)
BUILD SCALE WITH ACQUISITIONS, ORGANIC GROWTH, AND KEY HIRES	**ENHANCE AND OPTIMIZE PROFITABILITY OF BALANCE SHEET**	**ACHIEVE GROWTH THROUGH ACQUISTION AND ORGANIC GEOGRAHIC EXPANSION**	**DISCIPLINED GROWTH AND EXECUTION OF STRATEGIC PLAN**
• Market expansion efforts in Eastern, Central, and Maryland regions (investments in customer facing talent and infrastructure to successfully enter new markets) • Two acquisitions last year • Focus on revenue growth and scale	• Prepare platform for next phase of growth, including evaluation of fintech partnerships to accelerate digital offerings • Achieve scale in past investments • Achieve ROA of 1.15% or greater • Reach peer profitability • Continue to control expenses through automation and efficiency efforts	• Maintain peer profitability metrics • Objective of $3-$5 billion in assets, ROA at peer levels • Continue to control expenses through automation and efficiency efforts	• Maintain peer profitability metrics • Continue to execute strategic plan • Continue to control expenses through automation and efficiency efforts

Long-term Path to Improving Profitability

Continue to grow the relationship community bank

- Expand loan origination capacity with 3 new lending teams and invest in new locations (York County, Central Region, Maryland Region) in target markets

Branch efficiency optimization

- Utilize continuous assessment process to identify underperforming locations
- Announced consolidation of 11 branches, which was completed in Q1 2021, and the reduction of ~90,000 sq. ft. of excess real estate
- Average Branch size increased from $51 million in December 2019 to $63 million at December 2020 (25% increase)
- Scale branches in Eastern Region (Lancaster and Berks Counties) and Central Region (Dauphin and York Counties and West Shore) to full potential
- Optimize Maryland branch network

Long-term Path to Improving Profitability

Balance sheet mix optimization with the goal of expanding the net interest margin

- Grow relationship C&I, CRE and cash management deposits
- Reduce on balance sheet mortgages; sell new production
- Reduce investment portfolio concentration & wholesale funding

Fee income enhancement

- Expand mortgage banking origination capacity leading to higher gain on sale fees (in market branch referrals and in market LPO's)
- Expand Trust & Wealth Management into Maryland & continue expansion into Lancaster
- Continue rollout of offering interest rate hedging solutions for commercial clients
- Focus on growth in interchange revenue and other retail services

2020 Financial Highlights

- 20% loan growth and 26% deposit growth
- Cost savings initiatives implemented leading to approximately $4 million of annualized savings
- Core revenue per share[1] grew 15% while core expense per share grew 1% leading to 51% increase in pre-tax pre-provision income per share
- Record pre-tax income of $32.5 million
- Core Efficiency ratio[1] fell from 73% to 65%

1 Non-GAAP based financial measure. Please refer to the appendix for additional information.

2020 Financial Highlights (continued)

- Tangible book value per share grew 12.9% to $19.93 / share
- SBA PPP originations totaled $467.7 million with $14.1 million of processing fees collected
- Despite pandemic related stress, net recoveries for the year of $0.2 million
- Allowance for loan losses (ALLL) bolstered as ALLL grew by $5.5 million to $20.2 million
- Common stock dividend paid was 13% higher than 2019

Summary Financial Trends

dollars in millions Summary Trends	2016	2017	2018	2019	2020	Growth 1 Year	Growth 3 Year
Assets	1,415	1,559	1,934	2,383	2,751	15%	76%
Net Loans	873	1,003	1,237	1,639	1,971	20%	96%
Deposits	1,152	1,220	1,559	1,876	2,357	26%	93%
Equity	135	145	173	223	246	10%	70%
Tangible Book Value	16.15	17.22	16.73	17.66	19.93	13%	16%
Diluted Earnings / Share	0.81	0.98	1.50	1.61	2.40	49%	145%
Dividend / Share	0.35	0.42	0.51	0.60	0.68	13%	62%
Market Capitalization	186	211	172	253	185	-27%	-12%
Employees	319	330	376	450	408	-9%	24%

Income Statement Trends

dollars in millions Income Statement	2016	2017	2018	2019	2020	Growth 1 Year	Growth 3 Year
Net Interest Income	36.5	43.8	52.2	69.3	83.6	21%	91%
Non-Interest Income	18.3	18.8	20.0	23.8	28.3	19%	51%
Security Gains	1.4	1.2	1.0	4.7	0.0	-100%	-101%
Total Revenue	**56.3**	**63.8**	**73.2**	**97.8**	**111.9**	**14%**	**76%**
Non-Interest Expense	48.1	50.3	54.7	68.3	72.8	6%	45%
Merger & Consolidation Charges	0.0	0.0	3.2	9.0	1.3	-85%	NM
Total Expenses	**48.1**	**50.3**	**57.9**	**77.3**	**74.1**	**-4%**	**47%**
Provision for Loan Loss	0.3	1.0	0.8	0.9	5.3	492%	433%
Pretax Income	**7.9**	**12.4**	**14.4**	**19.6**	**32.5**	**66%**	**162%**
Net Income	**6.6**	**8.1**	**12.8**	**16.9**	**26.5**	**56%**	**227%**

in dollars							
Core Revenue[1]	54.9	62.6	72.2	93.1	111.9	20%	79%
Core Expense[1]	48.1	50.3	54.7	68.3	72.8	6%	45%
Core Pre-tax Pre-provision Income	**6.7**	**12.2**	**17.4**	**24.7**	**39.2**	**58%**	**220%**
per diluted share							
Core Revenue[1]	6.74	7.61	8.45	8.85	10.14	15%	33%
Core Expense[1]	5.91	6.12	6.41	6.50	6.60	1%	8%
Core Pre-tax Pre-provision Income	**0.83**	**1.49**	**2.04**	**2.35**	**3.55**	**51%**	**139%**

1 Non-GAAP based financial measure. Please refer to the appendix for additional information. Core income statement excludes investment security gains, merger related charges and branch consolidation expenses

Balance Sheet Trends

dollars in millions **Loan Portfolio Mix**	**2016**	**2017**	**2018**	**2019**	**2020**	**Growth 1 Year**	**Growth 3 Year**
Gross Loans	**886**	**1,016**	**1,251**	**1,654**	**1,991**	**20%**	**96%**
Residential Mortgage	16%	16%	19%	20%	12%		
Home Equity	15%	14%	12%	11%	8%		
Other Consumer	1%	2%	3%	3%	1%		
Total Consumer Loans	**32%**	**33%**	**34%**	**34%**	**22%**		
Construction Loans	**3%**	**3%**	**4%**	**3%**	**3%**		
Commercial Real Estate	49%	49%	45%	46%	41%		
Commercial & Industrial	10%	11%	13%	13%	33%		
Other Commercial	6%	4%	4%	3%	1%		
Total Commercial Loans	**65%**	**64%**	**62%**	**62%**	**75%**		
Total Loans	**100%**	**100%**	**100%**	**100%**	**100%**		

dollars in millions **Deposit Portfolio Mix**	**2016**	**2017**	**2018**	**2019**	**2020**	**Growth 1 Year**	**Growth 3 Year**
Total Deposits	**1,152**	**1,220**	**1,559**	**1,876**	**2,357**	**26%**	**93%**
Non-Interest DDA	13%	13%	13%	13%	19%		
Interest DDA	39%	39%	36%	33%	38%		
Total DDA	**52%**	**52%**	**49%**	**46%**	**57%**		
Money Market & Savings	23%	25%	26%	26%	26%		
Total Core Deposits	**74%**	**78%**	**75%**	**72%**	**83%**		
CD	26%	22%	25%	28%	17%		
Total Deposits	**100%**	**100%**	**100%**	**100%**	**100%**		

Capital Adequacy

dollars in millions **Capital Adequacy**	**2016**	**2017**	**2018**	**2019**	**2020**	**Growth 1 Year**	**Growth 3 Year**
Tier 1 Capital	127.0	138.8	160.1	196.5	217.6	11%	57%
Tier 2 Capital	12.0	13.6	46.9	47.6	53.6	13%	294%
Total Regulatory Capital	**139.0**	**152.4**	**207.0**	**244.0**	**271.2**	**11%**	**78%**
Tier 1 Leverage Ratio	9.3%	9.0%	8.4%	8.6%	8.1%		
Common Equity Tier 1 Ratio	13.3%	12.1%	12.0%	11.3%	12.5%		
Tier 1 Capital Ratio	13.3%	12.1%	12.0%	11.3%	12.5%		
Total Risk Based Capital Ratio	14.6%	13.3%	15.6%	14.1%	15.6%		

Pre-tax Pre-Provision View

dollars in millions Profitability Ratios	2016	2017	2018	2019	2020	Growth 1 Year	Growth 3 Year
Reported							
Pre-tax Pre-provision Income	**8.1**	**13.4**	**15.2**	**20.5**	**37.8**	**84%**	**182%**
Pre-tax Pre-provision Inc / Avg Assets	0.61%	0.90%	0.89%	0.92%	1.43%		
Pre-tax Pre-provision Inc / Avg Equity	5.9%	9.5%	10.2%	10.0%	16.7%		
Efficiency Ratio	86%	79%	79%	79%	66%		
Operating Expense / Average Assets	3.6%	3.4%	3.4%	3.5%	2.8%		
Core[1]							
Pre-tax Pre-provision Income	**6.7**	**12.2**	**17.4**	**24.7**	**39.2**	**58%**	**220%**
Pre-tax Pre-provision Inc / Avg Assets	0.51%	0.82%	1.02%	1.11%	1.48%		
Pre-tax Pre-provision Inc / Avg Equity	4.9%	8.7%	11.7%	12.0%	17.3%		
Efficiency Ratio	88%	80%	76%	73%	65%		
Operating Expense / Average Assets	3.6%	3.4%	3.2%	3.1%	2.8%		

1 Non-GAAP based financial measure. Please refer to the appendix for additional information Core income statement excludes investment security gains, merger related charges and branch consolidation expenses

Management Report

Thomas R. Quinn, Jr.

President & CEO

Areas of Focus in 2021

- **SBA PPP Optimization**
  - Achieve forgiveness for our clients during first three quarters of 2021 for 2020 originations
  - Broaden relationships with new PPP clients beyond initial PPP loan and deposit account
  - Will continue to participate in 2021 PPP offering until SBA funding exhausted

- **Enhance Fee Income to offset NIM compression**
  - Expand mortgage offering throughout our footprint
  - Continue to promote card usage to enhance interchange income
  - Continue to leverage our leading Treasury Management solution

- **Expense Discipline**
  - Maintain revised staffing model
  - Continued focus on controllable expenses

Areas of Focus in 2021

- **Balance Sheet Optimization**
  - Grow relationship C&I and CRE
  - Continue to improve balance sheet mix
  - Focus on relationship clients to drive profitability

- **Asset Quality**
  - Continue proactive efforts to maintain superior asset quality; early identification and quick resolution of problems

- **Expand use of Technology**
  - This year, we will be launching our new Commercial Loan Origination System to improve efficiencies ("battle tested" with the second round of PPP funding)
  - Continue prioritization and implementation of digital convenience solutions

- **Capital Build**
  - Remain cautious in near-term given continued economic uncertainty
  - Stock buy-backs are an option we may choose to deploy

Conduct Meeting Business

SHAREHOLDER QUESTIONS

Conduct Meeting Business

Joel R. Zullinger

Chairman of the Board

Thank You for being a Loyal Shareholder

Appendix

Reconciliation of Non-GAAP Measures to GAAP Results

As a result of acquisitions, the Company has intangible assets consisting of goodwill and core deposit and other intangible assets.

Management believes providing certain "non-GAAP" financial information will assist investors in their understanding of the effect of acquisition activity and branch consolidations on reported results, particularly to overcome comparability issues related to the influence of intangibles (principally goodwill) created in acquisitions and the impact of merger related expenses and branch consolidation expenses.

Core revenue, core non-interest expense, core pre-tax pre-provision income, core diluted per share measures and tangible book value per share, as used by the Company in this presentation are determined by methods other than in accordance with GAAP. While we believe this information is a useful supplement to GAAP based measures presented in this presentation, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

The following tables present the computation of each non-GAAP based measure shown together with its most directly comparable GAAP based measure.

Non GAAP Financial Measure Reconciliation

Non GAAP Financial Measure Reconciliation

Reported	2016	2017	2018	2019	2020
Net Interest Income	36.5	43.8	52.2	69.3	83.6
Plus Non-Interest Income	19.7	19.9	21.0	28.5	28.3
Total Revenue (A)	**56.3**	**63.8**	**73.2**	**97.8**	**111.9**
Total Non-Interest Expense (B)	**48.1**	**50.3**	**57.9**	**77.3**	**74.1**
Efficiency Ratio (B / A)	86%	79%	79%	79%	66%

Income Statement / Diluted Share	2016	2017	2018	2019	2020
Core Revenue (C)	54.9	62.6	72.2	93.1	111.9
Core Non-Interest Expense (D)	48.1	50.3	54.7	68.3	72.8
Core Pre-tax pre-provision Income (C - D)	**6.7**	**12.2**	**17.4**	**24.7**	**39.2**
Diluted Shares (E)	8.1	8.2	8.5	10.5	11.0
Core Revenue / Diluted Share (C / E)	6.74	7.61	8.45	8.85	10.14
Core Non-Interest Expense / Diluted Share (D / E)	5.91	6.12	6.41	6.50	6.60
Core Pre-tax Pre-provision Income / Diluted Share (C - D)	**0.83**	**1.49**	**2.04**	**2.35**	**3.55**

Core	2016	2017	2018	2019	2020
Net Interest Income	36.5	43.8	52.2	69.3	83.6
Plus Non-Interest Income	19.7	19.9	21.0	28.5	28.3
Minus Security Gains	-1.4	-1.2	-1.0	-4.7	0.0
Total Core Revenue (C)	**54.9**	**62.6**	**72.2**	**93.1**	**111.9**
Non-Interest Expense	48.1	50.3	57.9	77.3	74.1
Minus Branch Consolidation & Merger Exp	0.0	0.0	-3.2	-9.0	-1.3
Total Core Non-Interest Expense (D)	**48.1**	**50.3**	**54.7**	**68.3**	**72.8**
Core Efficiency Ratio (D / C)	88%	80%	76%	73%	65%

Tangible Book Value	2016	2017	2018	2019	2020
Total Shareholders Equity	134.9	144.8	173.4	223.2	246.2
Minus Goodwill	-0.8	-0.8	-12.6	-19.9	-18.7
Minus Intangible Assets	-0.2	-0.2	-3.1	-5.6	-4.2
Tangible Book Value (F)	**133.8**	**143.8**	**157.7**	**197.8**	**223.3**
Ending Period Shares (G)	**8.3**	**8.3**	**9.4**	**11.2**	**11.2**
Tangible Book Value / Share (F / G)	*16.15*	*17.22*	*16.73*	*17.66*	*19.93*